[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report

March 31, 2001

MuniInsured
Fund, Inc.

www.mlim.ml.com

MuniInsured Fund, Inc.

DEAR SHAREHOLDER

For the six months ended March 31, 2001, MuniInsured Fund Inc. earned $0.231 per share income dividends, which included earned and unpaid dividends of $0.038. This represents a net annualized yield of 4.80%, based on a month-end per share net asset value of $9.67. Over the same period, the Fund's total investment return was +6.95%, based on a change in per share net asset value from $9.29 to $9.67, and assuming reinvestment of $0.231 per share ordinary income dividends.

The Municipal Market Environment

During the six months ended March 31, 2001, long-term fixed-income bond yields generally declined. The strength seen in the US economy in 1999 and early 2000 has clearly moderated in recent months. After growing approximately 5% in the first half of 2000, US gross domestic product (GDP) declined to 2.2% during the third quarter of 2000. The final calculation of fourth quarter 2000 GDP growth was recently released at 1.0%. Additionally, over the past six months, inflationary pressures have remained well contained, largely in the 2%-3% range. As a result of moderating economic growth and low inflation, US Treasury bond yields remained relatively stable into late October 2000.

However, rising oil and natural gas prices rekindled investors' inflationary fears and US Treasury bond yields quickly rose to nearly 6% by early November 2000. During late November and early December, long-term bond yields fluctuated in response to declining commodity prices and the considerable uncertainty surrounding the presidential election. Significant declines in US equity markets, especially the NASDAQ, as well as another series of weak economic indicators, combined to reestablish the decline in long-term US Treasury bond yields. By mid-December, the Federal Reserve Board announced that current economic conditions warranted the cessation of the series of short-term interest rate increases they had initiated in February 2000. Given the favorable economic environment and, at least, a neutral Federal Reserve Board, investors were free again to focus on the ongoing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer-maturing US Treasury securities. These factors helped push US Treasury bond yields lower. By the end of December, US Treasury bond yields declined to 5.45%, their lowest monthly closing level in almost two years.

Citing declining consumer confidence and weakening industrial production and retail sales growth, the Federal Reserve Board lowered short-term interest rates by 50 basis points (0.50%) twice during January 2001. Similar reasons were given for an additional 50 basis point reduction in both late January and March 2001. These actions were taken to restore US economic growth and consumer confidence. However, as recent Federal Reserve Board movements are unlikely to positively affect US economic activity before the late summer of 2001, US equity markets remained weak. This has led many investors to seek the safety of fixed-income markets, allowing bond yields to at least maintain their recent gains. At the end of March 2001, US Treasury bonds yielded approximately 5.45%, a decline of more than 40 basis points over the last six months.

Long-term tax-exempt bonds also responded well to the positive economic environment that developed during the last six months. While municipal bond yields followed a downward pattern similar to that of US Treasury bonds, tax-exempt bond price volatility was limited. Municipal bond yields traded in a relatively narrow range, generally declining steadily throughout the last six months. Overall investor demand for municipal bonds has remained very positive, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, also to decline over 40 basis points to 5.44% at the end of March 2001, their lowest level in almost 18 months.

The recent performance of the municipal bond market was particularly impressive given the dramatic increase in tax-exempt bond issuance during the past few months. The decline in tax-exempt bond yields triggered a large number of municipalities to refinance outstanding higher-couponed issues as well as issue new debt to support capital projects such as school buildings and general infrastructure needs. During the past 12 months,

      000000

MuniInsured Fund, Inc.                                            March 31, 2001

more than $215 billion in new long-term municipal securities was issued, an increase of almost 5% compared to the same period a year ago. During the last six months, more than $115 billion in new tax-exempt bonds was underwritten, an increase of more than 12% when compared to the same six-month period a year ago. More than $55 billion in new long-term municipal bonds was financed during the past three months, a staggering increase of over 40% compared to the same three-month period a year ago. This dramatic response to falling tax-exempt bond yields by municipalities can be seen in the monthly issuance for March 2001 as more than $25 billion in new long-term municipal bonds was underwritten, an increase of nearly 45% compared to monthly issuance in March 2000.

Despite the recent increase in tax-exempt bond issuance, overall investor demand remained strong. The demand for municipal bonds came from a number of non-traditional and conventional sources. Derivative/arbitrage programs and insurance companies remained the dominant buyers, while individual retail investor demand also remained strong. Tax-exempt bond funds experienced renewed investor interest. Rising equity market valuations throughout much of last year siphoned away much of the demand from municipal bond mutual funds. It was recently reported that thus far in 2001, municipal mutual funds have seen new net cash flows of over $3.1 billion. The same period a year ago saw cash outflows of more than $6.3 billion. The increased demand for tax-exempt issues has to a great extent resulted from the continued decline of US equity markets, but even more, from the attractive tax-exempt bond yield ratios presently available. Many investors have fled the instability and uncertainty of the equity market for the safety and security of municipal bond issues yielding 90%-95% of comparable US Treasury bond yields.

The outlook for the tax-exempt bond market in 2001 appears quite favorable. The steeply positive yield curve and the relatively high credit quality that the municipal bond market offers should continue to attract retail and institutional investors seeking both tax-exempt income and a ready substitute for relatively scarce US Government securities. Strong state and local governmental financial conditions also suggest that issuance should remain manageable in the coming months. Recently research analysts suggested that annual issuance in 2001 is likely to remain in the $200 billion range. Additionally, while it appears likely that President Bush will keep his campaign promise to lower Federal income tax rates, any legislation is unlikely to be enacted before late summer. Current maximum marginal rates are expected to be lowered from their present 36%-39% range to approximately 33%-35%. These factors suggest that the strong technical position the municipal market has enjoyed is likely to continue. Given recent market performance, the strong returns illustrate the excellent investment diversification municipal bonds can provide to investors.

Portfolio Strategy

During the six months ended March 31, 2001, we continued to maintain a more neutral portfolio structure in an effort to lower the Fund's net asset value volatility. We focused on increasing coupon income by purchasing high-grade current and premium couponed issues in the 15-year - 20-year maturity range. Although this neutral position was maintained in the early part of the period as a result of market appreciation in early January, the duration of the Fund fell below what we believed to be neutral. Therefore, given the favorable technical position of the municipal market, we believed that it would be prudent to return the Fund's duration to its earlier, higher level. Our strategy allowed the Fund to participate more fully in the bond improvement experienced in recent months. Looking forward, we expect to maintain the Fund's current fully invested position in an effort to enhance shareholder income.

In Conclusion

We appreciate your ongoing interest in MuniInsured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ William R. Bock

William R. Bock
Vice President and Portfolio Manager

April 30, 2001

MuniInsured Fund, Inc.                                            March 31, 2001

PROXY RESULTS

During the six-month period ended March 31, 2001, MuniInsured Fund, Inc.'s shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 13, 2000. The description of each proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------
                                                Shares Voted     Shares Withheld
                                                     For           From Voting
--------------------------------------------------------------------------------
1. To elect Directors:   Melvin R. Seiden         7,624,715          260,093
                         Stephen B. Swensrud      7,607,801          277,007
--------------------------------------------------------------------------------
                                        Shares Voted  Shares Voted  Shares Voted
                                             For         Against       Abstain
--------------------------------------------------------------------------------
2. To ratify the selection of Deloitte &
   Touche LLP as the Fund's independent
   auditors for the current fiscal year.  7,750,993      43,405        90,410
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                           S&P     Moody's        Face
State                    Ratings   Ratings       Amount                                Issue                                  Value
====================================================================================================================================
Alaska--3.0%              AAA       Aaa          $1,150   Alaska, Energy Authority, Power Revenue Refunding Bonds
                                                          (Bradley Lake), 4th Series, 6% due 7/01/2020 (i)                   $ 1,300
                          NR*       Aaa           1,000   Alaska State Housing Finance Corporation, Revenue Refunding
                                                          Bonds, RITR, Series 2, 7.87% due 12/01/2024 (b)(f)(g)(h)             1,047
====================================================================================================================================
California--13.3%         AAA       Aaa           1,405   California Educational Facilities Authority Revenue Bonds
                                                          (Loyola Marymount University), 5.90% due 10/01/2021 (b)              1,510
                          AAA       Aaa           1,500   California HFA, Revenue Bonds, Series F, 6% due 8/01/2017 (b)(g)     1,566
                          A+        Aa3           1,000   Los Angeles, California, Department of Water and Power,
                                                          Electric Plant Revenue Refunding Bonds, 6.10% due 2/15/2017          1,081
                          NR*       Aaa           1,000   Los Angeles, California, Harbor Department Revenue Bonds,
                                                          RITR, AMT, Series RI-7, 8.645% due 11/01/2026 (b)(f)                 1,190
                          AAA       Aaa           1,100   Los Angeles, California, Wastewater System Revenue Refunding
                                                          Bonds, Series D, 6% due 11/01/2014 (d)                               1,181
                          AAA       Aaa           2,500   Los Angeles, California, Water and Power Revenue Refunding
                                                          Bonds (Power System), Series A-A-1, 5.25% due 7/01/2020 (i)          2,560
                          AAA       Aaa             145   Port Oakland, California, Revenue Bonds, AMT, Series K,
                                                          5.75% due 11/01/2021 (d)                                               154
                          NR*       Aaa           1,000   Port Oakland, California, Trust Receipts, Revenue Bonds,
                                                          AMT, Class R, Series K, 8.154% due 11/01/2021 (d)(f)                 1,123
====================================================================================================================================
Colorado--4.8%            AA        Aa2           1,500   Colorado HFA, Revenue Refunding Bonds (S/F Program),
                                                          AMT, Series D-2, 6.90% due 4/01/2029                                 1,710
                          AA        Aa2           1,000   Colorado Housing and Finance Authority Revenue Bonds,
                                                          Senior Series E-3, 6.60% due 8/01/2017                               1,117
                          AAA       Aaa           1,000   E-470 Public Highway Authority, Colorado, Revenue Refunding
                                                          Bonds, Senior Series A, 4.75% due 9/01/2023 (b)                        928
====================================================================================================================================

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniInsured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT  Alternative Minimum Tax (subject to)
GO   General Obligation Bonds
HDA  Housing Development Authority
HFA  Housing Finance Agency
PCR  Pollution Control Revenue Bonds
RIB  Residual Interest Bonds
RITR Residual Interest Trust Receipts
S/F  Single-Family
VRDN Variable Rate Demand Notes

MuniInsured Fund, Inc.                                            March 31, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                           S&P     Moody's        Face
State                    Ratings   Ratings       Amount                                Issue                                  Value
====================================================================================================================================
Connecticut--2.4%         AAA       Aaa          $1,750    Bridgeport, Connecticut, GO, Refunding, Series A,
                                                           5.875% due 7/15/2019 (d)                                          $ 1,889
====================================================================================================================================
Hawaii--1.5%              AAA       Aaa           1,100    Hawaii State Highway Revenue Bonds, 5.50% due 7/01/2020 (i)         1,138
====================================================================================================================================
Illinois--13.5%           AAA       Aaa           2,000    Chicago, Illinois, Board of Education, GO (Chicago School
                                                           Reform Project), Series A, 5.25% due 12/01/2030 (a)                 1,962
                          AAA       Aaa           2,000    Chicago, Illinois, GO, Project and Refunding, 5.25% due
                                                           1/01/2028 (d)                                                       1,981
                          AAA       Aaa           1,000    Decatur, Illinois, Hospital Revenue Refunding Bonds
                                                           (Decatur Memorial Hospital), Series A, 7.75% due 10/01/2021 (b)     1,039
                          AA        Aa2           1,000    Illinois HDA, Homeowner Mortgage Revenue Bonds,
                                                           Sub-Series D-1, 6.40% due 8/01/2017                                 1,059
                          AAA       Aaa           3,000    Illinois Health Facilities Authority, Revenue Refunding Bonds
                                                           (Ingalls Health System Project), 6.25% due 5/15/2024 (b)            3,145
                          AAA       Aaa           1,000    Regional Transportation Authority, Illinois, Revenue Bonds,
                                                           Series C, 7.75% due 6/01/2020 (d)                                   1,336
====================================================================================================================================
Indiana--3.3%             AAA       Aaa           1,360    Hammond, Indiana, Multi-School Building Corporation, Revenue
                                                           Refunding Bonds, First Mortgage, 6.125% due 7/15/2019 (b)           1,463
                          AAA       NR*           1,000    Indiana Bond Bank Revenue Bonds (State Revolving
                                                           Fund Program), Series A, 6.75% due 2/01/2017                        1,112
====================================================================================================================================
Kansas--3.3%              AAA       Aaa           2,500    Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                                           Company Project), 7% due 6/01/2031 (b)                              2,563
====================================================================================================================================
Louisiana--2.3%           AAA       Aaa           1,500    Louisiana Local Government, Environmental Facilities,
                                                           Community Development Authority Revenue Bonds
                                                           (Capital Projects and Equipment Acquisition), Series A,
                                                           6.30% due 7/01/2030 (a)                                             1,764
====================================================================================================================================
Maryland--1.5%            A1+    VMIG1@           1,200    Maryland State Energy Financing Administration, Solid Waste
                                                           Disposal Revenue Bonds (Cimenteries Project), AMT, VRDN,
                                                           3.55% due 5/01/2035 (c)                                             1,200
====================================================================================================================================
Massachusetts--2.5%       AAA       Aaa             715    Massachusetts Education Loan Authority, Education Loan
                                                           Revenue Bonds, AMT, Issue E, Series A, 7.375% due 1/01/2012 (a)       756
                          AAA       Aaa           1,240    Massachusetts State Water Resource Authority, Revenue
                                                           Refunding Bonds, Series D, 5% due 8/01/2024 (b)                     1,210
====================================================================================================================================
Minnesota--3.9%           NR*       Aaa           2,760    Saint Cloud, Minnesota, Health Care Revenue Refunding Bonds
                                                           (Saint Cloud Hospital Obligation Group), Series A,
                                                           6.25% due 5/01/2020 (i)                                             3,048
====================================================================================================================================
Missouri--1.4%            AAA       NR*           1,000    Missouri State Housing Development Commission, S/F Mortgage
                                                           Revenue Bonds (Homeowner Loan), AMT, Series C-1,
                                                           7.15% due 3/01/2032 (e)(h)                                          1,133
====================================================================================================================================
New York--7.4%            AAA       Aaa           1,450    Metropolitan Transportation Authority, New York, Commuter
                                                           Facilities Revenue Bonds, Series A, 6% due 7/01/2016 (d)            1,570
                          AAA       Aaa           1,500    New York City, New York, City Municipal Water Finance Authority,
                                                           Water and Sewer System Revenue Bonds, RITR, Series FR-6,
                                                           7.695% due 6/15/2026 (b)(f)                                         1,636
                          NR*       Aaa           1,000    New York City, New York, GO, RIB, Series 394,
                                                           8.35% due 8/01/2016 (b)(f)                                          1,205
                          AAA       Aaa           1,295    New York City, New York, GO, Series A, 5.50% due 5/15/2026 (d)      1,344
====================================================================================================================================
Ohio--2.5%                AAA       Aaa           2,000    Westerville, Ohio, City School District, GO, 5% due 12/01/2027 (b)  1,943
====================================================================================================================================
Pennsylvania--1.2%        AAA       Aaa           1,000    Pennsylvania State Turnpike Commission, Turnpike Revenue
                                                           Bonds, Series R, 5% due 12/01/2026 (a)                                970
====================================================================================================================================
South Carolina--3.3%      NR*       Aaa           2,400    South Carolina Housing Finance and Development Authority,
                                                           Mortgage Revenue Refunding Bonds, AMT, Series A-2,
                                                           6.35% due 7/01/2019 (i)                                             2,562
====================================================================================================================================

MuniInsured Fund, Inc.                                            March 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                           S&P     Moody's        Face
State                    Ratings   Ratings       Amount                                Issue                                  Value
====================================================================================================================================
Texas--5.1%               AAA       Aaa          $1,150    Brazos River Authority, Texas, Revenue Refunding Bonds
                                                           (Houston Light and Power), Series A, 6.70% due 3/01/2017 (a)      $ 1,201
                          AAA       Aaa           1,000    Houston, Texas, Airport System Revenue Bonds, AMT, Sub-Lien,
                                                           Series A, 6.75% due 7/01/2021 (d)                                   1,026
                          NR*       Aaa           1,380    Lower Colorado River Authority, Texas, Revenue Refunding and
                                                           Improvement Bonds, 8% due 5/15/2010 (i)                             1,761
====================================================================================================================================
Washington--18.7%         AAA       Aaa           2,500    Central Puget Sound, Washington, Regional Transit Authority,
                                                           Sales Tax and Motor Revenue Bonds, 4.75% due 2/01/2028 (d)          2,274
                          AAA       Aaa           1,000    Clark County, Washington, Public Utility District Number 01,
                                                           Generating System Revenue Refunding Bonds, 5% due 1/01/2019 (i)       981
                          AAA       Aaa           1,000    Port Seattle, Washington, Revenue Bonds, Series A,
                                                           5.50% due 2/01/2026 (b)                                             1,023
                          AAA       Aaa           1,720    Seattle, Washington, Drain and Wastewater Utility Revenue Bonds,
                                                           5.75% due 11/01/2029 (b)                                            1,816
                          AAA       Aaa           2,000    Seattle, Washington, Water System Revenue Bonds, Series B,
                                                           6% due 7/01/2029 (d)                                                2,157
                          AAA       Aaa           2,275    Tacoma, Washington, Sewer Revenue Bonds, Series B,
                                                           6.375% due 12/01/2015 (d)                                           2,503
                          AAA       Aaa           2,000    University of Washington, University Revenue Bonds
                                                           (Student Facilities Fee), 5.75% due 6/01/2025 (i)                   2,115
                          NR*       Aaa           1,630    Washington State Housing Finance Commission Revenue Bonds
                                                           (S/F Program), AMT, Series 1A, 6.40% due 12/01/2019 (e)(h)          1,726
====================================================================================================================================
West Virginia--2.1%       AAA       Aaa           1,500    Harrison County, West Virginia, County Commission for Solid
                                                           Waste Disposal Revenue Bonds (Monongahela Power), AMT,
                                                           Series C, 6.75% due 8/01/2024 (a)                                   1,646
====================================================================================================================================
Wisconsin--1.5%           AAA       Aaa           1,120    Wisconsin Public Power Inc., Power Supply System Revenue Bonds,
                                                           Series A, 6% due 7/01/2015 (b)                                      1,207
====================================================================================================================================
Total Investments (Cost--$72,961)--98.5%                                                                                      76,931

Other Assets Less Liabilities--1.5%                                                                                            1,210
                                                                                                                             -------
Net Assets--100.0%                                                                                                           $78,141
                                                                                                                             =======
====================================================================================================================================

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2001.
(d)   FGIC Insured.
(e)   GNMA Collateralized.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2001.
(g)   FHA Insured.
(h)   FNMA Collateralized.
(i)   FSA Insured.
*     Not Rated.
@     Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

QUALITY PROFILE

The quality ratings of securities in the Fund as of March 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ..............................................................     90.6%
AA/Aa ................................................................      6.4
Other+ ...............................................................      1.5
--------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.

MuniInsured Fund, Inc.                                            March 31, 2001

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of March 31, 2001

Assets:       Investments, at value (identified cost--$72,961,196) ...............                  $ 76,931,484
              Cash .................................................................                        68,210
              Interest receivable ..................................................                     1,253,309
              Prepaid expenses and other assets ....................................                        28,969
                                                                                                      ------------
              Total assets .........................................................                    78,281,972
                                                                                                      ------------
==================================================================================================================
Liabilities:  Payables:
                Dividends to shareholders ..........................................   $     41,617
                Investment adviser .................................................         30,024         71,641
                                                                                       ------------
              Accrued expenses and other liabilities ...............................                        69,067
                                                                                                      ------------
              Total liabilities ....................................................                       140,708
                                                                                                      ------------
==================================================================================================================
Net Assets:   Net assets ...........................................................                  $ 78,141,264
                                                                                                      ============
==================================================================================================================
Capital:      Common Stock, par value $.10 per share; 150,000,000 shares authorized;
              8,079,388 shares issued and outstanding ..............................                  $    807,939
              Paid-in capital in excess of par .....................................                    74,515,276
              Undistributed investment income--net .................................                       318,125
              Accumulated realized capital losses on investments--net ..............                      (986,370)
              Accumulated distributions in excess of realized capital gains on
              investments--net .....................................................                      (483,994)
              Unrealized appreciation on investments--net ..........................                     3,970,288
                                                                                                      ------------

              Total capital--Equivalent to $9.67 net asset value per share of
              Common Stock (market price--$8.60) ...................................                  $ 78,141,264
                                                                                                      ============
==================================================================================================================

See Notes to Financial Statements.

MuniInsured Fund, Inc.                                            March 31, 2001

Statement of Operations for the Six Months Ended March 31, 2001

Investment Income:  Interest and amortization of premium and discount earned                $2,188,440
======================================================================================================
Expenses:           Investment advisory fees ...............................   $  192,101
                    Professional fees ......................................       30,165
                    Accounting services ....................................       29,072
                    Transfer agent fees ....................................       19,484
                    Directors' fees and expenses ...........................       17,190
                    Printing and shareholder reports .......................       11,740
                    Listing fees ...........................................        5,490
                    Custodian fees .........................................        3,503
                    Pricing fees ...........................................        3,434
                    Other ..................................................        7,042
                                                                               ----------
                    Total expenses .........................................                   319,221
                                                                                            ----------
                    Investment income--net .................................                 1,869,219
                                                                                            ----------
======================================================================================================
Realized &          Realized gain on investments--net ......................                   971,932
Unrealized          Change in unrealized appreciation on investments--net ..                 2,141,883
Gain on Invest-                                                                             ----------
ments--Net:         Net Increase in Net Assets Resulting from Operations ...                $4,983,034
                                                                                            ==========
======================================================================================================

See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                             For the Six      For the
                                                                                            Months Ended    Year Ended
                                                                                              March 31,    September 30,
Increase (Decrease) in Net Assets:                                                              2001            2000
========================================================================================================================
Operations:         Investment income--net ..............................................   $  1,869,219    $  3,741,309
                    Realized gain (loss) on investments--net ............................        971,932      (1,958,173)
                    Change in unrealized appreciation/depreciation on investments--net ..      2,141,883       2,247,709
                                                                                            ------------    ------------
                    Net increase in net assets resulting from operations ................      4,983,034       4,030,845
                                                                                            ------------    ------------
========================================================================================================================
Dividends &         Investment income--net ..............................................     (1,866,726)     (3,730,754)
Distributions to    In excess of realized gain on investments--net ......................             --        (158,897)
Shareholders:                                                                               ------------    ------------
                    Net decrease in net assets resulting from dividends and distributions
                    to shareholders .....................................................     (1,866,726)     (3,889,651)
                                                                                            ------------    ------------
========================================================================================================================
Net Assets:         Total increase in net assets ........................................      3,116,308         141,194
                    Beginning of period .................................................     75,024,956      74,883,762
                                                                                            ------------    ------------
                    End of period* ......................................................   $ 78,141,264    $ 75,024,956
                                                                                            ============    ============
========================================================================================================================
                  * Undistributed investment income--net ................................   $    318,125    $    315,632
                                                                                            ============    ============
========================================================================================================================

See Notes to Financial Statements.

MuniInsured Fund, Inc.                                            March 31, 2001


FINANCIAL INFORMATION (concluded)

Financial Highlights

                                                                      For the
The following per share data and ratios have been derived           Six Months                 For the Year Ended
from information provided in the financial statements.                 Ended                      September 30,
                                                                     March 31,     --------------------------------------------
Increase (Decrease) in Net Asset Value:                                 2001         2000        1999         1998        1997
===============================================================================================================================
Per Share          Net asset value, beginning of period ...........   $  9.29      $  9.27     $  10.30     $ 10.02     $  9.77
Operating                                                             -------      -------     --------     -------     -------
Performance:       Investment income--net .........................       .23          .46          .47         .50         .51
                   Realized and unrealized gain (loss) on
                   investments--net ...............................       .38          .04         (.84)        .43         .31
                                                                      -------      -------     --------     -------     -------
                   Total from investment operations ...............       .61          .50         (.37)        .93         .82
                                                                      -------      -------     --------     -------     -------
                   Less dividends and distributions:
                     Investment income--net .......................      (.23)        (.46)        (.47)       (.50)       (.51)
                     Realized gain on investments--net ............        --           --         (.15)       (.15)       (.06)
                     In excess of realized gain on investments--net        --         (.02)        (.04)         --          --
                                                                      -------      -------     --------     -------     -------
                   Total dividends and distributions ..............      (.23)        (.48)        (.66)       (.65)       (.57)
                                                                      -------      -------     --------     -------     -------
                   Net asset value, end of period .................   $  9.67      $  9.29     $   9.27     $ 10.30     $ 10.02
                                                                      =======      =======     ========     =======     =======
                   Market price per share, end of period ..........   $  8.60      $8.1875     $   8.00     $9.8125     $  9.50
                                                                      =======      =======     ========     =======     =======
===============================================================================================================================
Total Investment   Based on market price per share ................     7.92%+       8.79%      (12.58%)     10.55%      15.73%
Return:**                                                             =======      =======     ========     =======     =======
                   Based on net asset value per share .............     6.95%+       6.53%       (3.49%)     10.02%       9.33%
                                                                      =======      =======     ========     =======     =======
===============================================================================================================================
Ratios to Average  Expenses .......................................      .83%*        .79%         .78%        .77%        .78%
Net Assets:                                                           =======      =======     ========     =======     =======
                   Investment income--net .........................     4.87%*       5.06%        4.74%       4.96%       5.15%
                                                                      =======      =======     ========     =======     =======
===============================================================================================================================
Supplemental       Net assets, end of period (in thousands) .......   $78,141      $75,025     $ 74,884     $83,255     $80,963
Data:                                                                 =======      =======     ========     =======     =======
                   Portfolio turnover .............................    41.51%       71.12%       71.48%      53.14%      73.22%
                                                                      =======      =======     ========     =======     =======
===============================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
+     Aggregate total investment return.

See Notes to Financial Statements.

MuniInsured Fund, Inc.                                            March 31, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniInsured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MIF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and related options, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or for the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective October 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the

MuniInsured Fund, Inc.                                            March 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on debt securities held as of September 30, 2001.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $14,804 for these services. As of January 1, 2001, accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2001, were $30,696,399 and $31,535,502, respectively.

Net realized gains for the six months ended March 31, 2001 and net unrealized gains as of March 31, 2001 were as follows:


--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                     Gains               Gains
--------------------------------------------------------------------------------
Long-term investments ..................          $  971,932          $3,970,288
                                                  ----------          ----------
Total ..................................          $  971,932          $3,970,288
                                                  ==========          ==========
--------------------------------------------------------------------------------

As of March 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $3,970,288, of which $4,134,345 related to appreciated securities and $164,057 related to depreciated securities. The aggregate cost of investments at March 31, 2001 for Federal income tax purposes was $72,961,196.

4. Common Stock Transactions:

At March 31, 2001, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the six months ended March 31, 2001 and during the year ended September 30, 2000 remained constant.

5. Capital Loss Carryforward:

At September 30, 2000, the Fund had a net capital loss carryforward of approximately $853,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On April 5, 2001 the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.038079 per share, payable on April 27, 2001 to shareholders of record as of April 16, 2001.

MuniInsured Fund, Inc.                                            March 31, 2001

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term rates increase and increase when short-term rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

--------------------------------------------------------------------------------
Arthur Zeikel, Director of MuniInsured Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.
--------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02101
(617) 328-5000

ASE Symbol
MIF

[LOGO] Merrill Lynch Investment Managers

                                                              [GRAPHICS OMITTED]

MuniInsured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of MuniInsured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniInsured
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[Recycled LOGO] Printed on post-consumer recycled paper            #10662--3/01